UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): June 5, 2018

Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-04892	64-0500378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3320 W  Woodrow Wilson Ave
Jackson, MS 39209-3409
(Address of principal executive offices (zip code))

601-948-6813
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 5, 2018, Cal-Maine Foods, Inc. (the “Company”) issued a press release announcing Timothy A. Dawson will retire as Chief Financial Officer and Director at the Company's annual meeting of shareholders, scheduled for October 5, 2018. The Company also announced that Max P. Bowman will join Cal-Maine Foods as Vice President of Finance, effective June 25, 2018. Bowman will become Chief Financial Officer of Cal-Maine Foods, Inc. following Dawson’s retirement. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report.

Item 9.01.   Financial Statements and Exhibits

(d)  Exhibits

99.1    Press Release issued by the Company on June 5, 2018

SIGNATURES

Pursuant to the requirements for the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.

Date:	June 5, 2018	By:	/s/ Timothy A. Dawson
Timothy A. Dawson Director, Vice President, and Chief Financial Officer